UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2020

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2020, Performance Food Group Company (the “Company”) issued a press release announcing several corporate actions to strengthen its business and improve its cash position during the novel coronavirus pandemic (“Covid-19”), including (i) the decision of the Company’s executive officers to defer 25% of their base salary for the period commencing on April 5, 2020, through the earlier of December 31, 2020, or at such time as approved by the Compensation and Human Resources Committee (the “Deferral Period”) and (ii) the decision of the members of the Company’s Board of Directors to defer 25% of their cash directors’ fees for the Deferral Period (collectively, the “Deferred Payment Arrangement”).

On June 12, 2020, the Company’s executive officers, including the Company’s named executive officers, waived the right to any payment with respect to their base salaries that had been earned and deferred pursuant to the Deferred Payment Arrangement, and, effective as of June 12, 2020 and extending through June 27, 2020, agreed to reduce their base salaries payable for such period by 25% from the amounts payable to such executive officers immediately prior to the Deferred Payment Arrangement.

Additionally, on June 12, 2020, the members of the Company’s Board of Directors waived the right to any payment with respect to their cash directors’ fees that had been earned and deferred pursuant to the Deferred Payment Arrangement, and, effective as of June 12, 2020, and extending through June 27, 2020, agreed to reduce their cash directors’ fees payable for such period by 25% from the amounts payable to such directors immediately prior to the Deferred Payment Arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: June 15, 2020	By:	/s/A. Brent King
A. Brent King
Senior Vice President, General Counsel and Secretary